Exhibit 10.11

SECURITIES REPRESENTED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER FEDERAL OR STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, OR OTHERWISE DISPOSED OF UNLESS SO REGISTERED OR QUALIFIED OR UNLESS AN EXEMPTION EXISTS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED BY AN OPINION OF COUNSEL TO THE REGISTERED HOLDER (WHICH OPINION AND COUNSEL SHALL BOTH BE SATISFACTORY TO THE COMPANY).

                             INFOSONICS CORPORATION

                             STOCK OPTION AGREEMENT
            (Non-Employee Directors' Options--2003 Stock Option Plan)


     THIS STOCK OPTION AGREEMENT (the "Agreement") is made and entered into as of the ____ day of ________ by and between InfoSonics Corporation, a Maryland corporation (the "Company"), and ________ (the "Optionee").

                                   WITNESSETH:

     WHEREAS, effective as of ________________ the Optionee was elected as a director of the Company;

     WHEREAS, the Company agreed to issue to Optionee an option to purchase shares of the $.001 par value common stock of the Company ("Common Stock"), said option to be for the number of shares, at the price per share and on the terms set forth in this Agreement;

     WHEREAS, the Optionee is a Non-Employee Director, as defined in the Company's 2003 Stock Option Plan (the "Plan"), and the option granted pursuant to this Agreement constitutes a Non-Discretionary Option pursuant to the Plan; and

     WHEREAS, the Optionee desires to receive an option on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, the parties agree as follows:

     1. Grant Of Option. The Company hereby grants to the Optionee the right and option (the "Option") to purchase all or any part of an aggregate of ______ shares of the authorized and unissued $.001 par value common stock of the Company (the "Option Shares") pursuant to the terms and conditions set forth in this Agreement.

     2. Option Price. At any time when shares are to be purchased pursuant to the Option, the purchase price (the "Option Price") for each Option Share shall be equal to _______________, subject to adjustment as provided in this Agreement.

     3. Exercise Period.

        (a) All or any portion of the Option relating to 5,000 Option Shares shall become exercisable as follows:______________________

        (b) The period for the exercise of the Option shall terminate at 5:00 p.m., San Diego, California time on _______________ unless terminated earlier as provided in this Agreement. Notwithstanding the foregoing, to the extent not earlier terminated, the Option shall terminate three months after Optionee ceases to be a director of the Company.

     4. Exercise Of Option.

        (a) The Option may be exercised in whole or in part by delivering to the Treasurer of the Company (i) a Notice And Agreement Of Exercise Of Option, substantially in the form attached hereto as Exhibit A, specifying the number of Option Shares with respect to which the Option is exercised, and (ii) full payment of the Option Price for such shares. Payment shall be made by certified check or cleared funds. The Option may not be exercised in part unless the purchase price for the Option Shares purchased is at least $1,000 or unless the entire remaining portion of the Option is being exercised.

        (b) Promptly upon receipt of the Notice And Agreement Of Exercise Of Option together with the full payment of the Option Price, the Company shall deliver to the Optionee a properly executed certificate or certificates representing the Option Shares being purchased.

        (c) During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee; provided, that in the event of the legal disability of an Optionee, the guardian or personal representative of the Optionee may exercise the Option. Following the death of the Optionee, the Option may be exercised by the personal representative of the Optionee during any remaining term of the Option.

        (d) (1) If for any reason (other than as a result of the removal of Optionee as a director of the Company) the Optionee ceases to be a director of the Company, then any Option then held by the Optionee may be exercised within 90 days after the date Optionee ceases to be a director of the Company, but only to the extent that (A) the Option was exercisable according to its terms on the date Optionee ceased to be a director of the Company, and (B) the period for exercise of the Option, as defined in Section 3 of this Agreement, has not terminated as of the date of exercise. Upon termination of the respective periods set forth in the previous sentence, any unexercised portion of the Option shall expire.

            (2) If the Optionee is removed as a director of the Company by a vote of stockholders in accordance with the law of the Company's state of incorporation, any Option held by the Optionee at the time of removal shall expire upon delivery to the Optionee of notice of removal, which may be oral or in writing, and all rights to purchase shares pursuant to the Option shall terminate immediately upon the delivery of such notice of removal.

     5. Withholding Taxes. The Company may take such steps as it deems necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the Option including, but not limited to, the withholding of all or any portion of any payment owed by the Company to the Optionee or the withholding of issuance of Option Shares to be issued upon the exercise of the Option.

     6. Securities Laws Requirements. No Option Shares shall be issued unless and until, in the opinion of the Company, there has been full compliance with, or an exemption from, any applicable registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), any applicable listing requirements of any securities exchange on which stock of the same class has been listed, and any other requirements of law or any regulatory bodies having jurisdiction over such issuance and delivery, or applicable exemptions are available and have been complied with. Pursuant to the terms of the Notice And Agreement Of Exercise Of Option (Exhibit A) that shall be delivered to the Company upon each exercise of the Option, the Optionee shall acknowledge, represent, warrant and agree as follows:

        (a) Optionee is acquiring the Option Shares for investment purposes only and the Option Shares that Optionee is acquiring will be held by Optionee without sale, transfer or other disposition for an indefinite period unless the transfer of those securities is subsequently registered under the federal securities laws or unless exemptions from registration are available;

        (b) Optionee's overall commitment to investments that are not readily marketable is not disproportionate to Optionee's net worth and Optionee's investment in the Option Shares will not cause such overall commitments to become excessive;

        (c) Optionee's financial condition is such that Optionee is under no present or contemplated future need to dispose of any portion of the Option Shares to satisfy any existing or contemplated undertaking, need or indebtedness;

        (d) Optionee has sufficient knowledge and experience in business and financial matters to evaluate, and Optionee has evaluated, the merits and risks of an investment in the Option Shares;

        (e) The address set forth on the signature page to this Agreement is Optionee's true and correct residence, and Optionee has no present intention of becoming a resident of any other state or jurisdiction;

        (f) Optionee confirms that all documents, records and books pertaining to an investment in the Option and the Option Shares that have been requested by Optionee have been made available or delivered to Optionee. Without limiting the foregoing, Optionee has received and reviewed the Company's periodic reports as filed with the Securities And Exchange Commission, and Optionee has had the opportunity to discuss the acquisition of the Option and the Option Shares with the Company, and Optionee has obtained or been given access to all information concerning the Company that Optionee has requested;

        (g) Optionee has had the opportunity to ask questions of, and receive the answers from, the Company concerning the terms of the investment in the Option Shares and to receive additional information necessary to verify the accuracy of the information delivered to Optionee, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense;

        (h) Optionee understands that the Options have not, and the Option Shares issuable upon exercise of the Options will not be, registered under the 1933 Act or any state securities laws in reliance on an exemption for private offerings, and no federal or state agency has made any finding or determination as to the fairness of this investment or any recommendation or endorsement of the sale of the Option Shares;

        (i) The Option Shares that Optionee is acquiring will be solely for Optionee's own account, for investment, and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof. Optionee has no agreement or arrangement for any such resale, distribution, subdivision or fractionalization thereof;

        (j) Optionee acknowledges and is aware of the following:

                        (i) The Company has a history of losses. The Option
            Shares constitute a speculative investment and involve a high degree of risk of loss by Optionee of Optionee's total investment in the Option Shares.

                        (ii) There are substantial restrictions on the
            transferability of the Option Shares. The Option is not transferable except by will or the laws of descent and distribution, and any attempt to do so shall void the Option. The Option Shares cannot be transferred, pledged, hypothecated, sold or otherwise disposed of unless they are registered under the 1933 Act or an exemption from such registration is available and established to the satisfaction of the Company; investors in the Company have no rights to require that the Option Shares be registered; there is no right of presentment of the Option Shares and there is no obligation by the Company to repurchase any of the Option Shares; and, accordingly, Optionee may have to hold the Option Shares indefinitely and it may not be possible for Optionee to liquidate Optionee's investment in the Company.

                        (iii) Unless the issuance of the Option Shares is
            registered, each certificate issued representing the Option Shares shall be imprinted with a legend that sets forth a description of the restrictions on transferability of those securities, which legend will read substantially as follows:

                        "THE SECURITIES REPRESENTED BY THIS
                        CERTIFICATE HAVE NOT BEEN REGISTERED OR
                        QUALIFIED UNDER FEDERAL OR STATE SECURITIES
                        LAWS. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, OR OTHERWISE DISPOSED OF UNLESS SO REGISTERED OR QUALIFIED OR UNLESS AN EXEMPTION EXISTS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED BY AN OPINION OF COUNSEL TO THE REGISTERED HOLDER (WHICH OPINION AND COUNSEL SHALL BOTH BE SATISFACTORY TO THE COMPANY)."

        (k) No Option Shares shall be sold or otherwise distributed in violation of the 1933 Act or any other applicable federal or state securities laws;

        (l) The Company may, without liability for its good faith actions, place legend restrictions upon the certificates representing the Option Shares and issue "stop transfer" instructions requiring compliance with applicable securities laws and the terms of the Option.

        (m) The Optionee shall report all sales of Option Shares to the Company in writing on a form prescribed by the Company; and

        (n) If and so long as the Optionee is subject to reporting requirements under Section 16(a) of the 1934 Act, the Optionee shall (i) be aware that any sale by the Optionee or the Optionee's immediate family of shares of the Company's Common Stock or any of the Option Shares within six months before or after any transaction deemed to be a "purchase" of an equity security of the Company may create liability for the Optionee under Section 16(b) of the 1934 Act, (ii) consult with the Optionee's counsel regarding the application of
Section 16(b) of the 1934 Act prior to any exercise of the Option, and prior to any sale of shares of the Company's Common Stock or the Option Shares, (iii) furnish the Company with a copy of each Form 4 filed by the Optionee's, and (iv) timely file all reports required under the federal securities laws.

        The restrictions described in this Section 6, or notice thereof, may be placed on the certificates representing the Option Shares purchased pursuant to the Option, and the Company may refuse to issue the certificates or to transfer the Option Shares on its books unless it is satisfied that no violation of such restrictions will occur.

     7. Transferability Of Option. No Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 12a-12 promulgated under the 1934 Act), and Options shall be exercisable during the lifetime of an Optionee only by the Optionee or the Optionee's guardian or legal representative. Notwithstanding the foregoing, Options may be transferred to Permitted Transferees (as defined below) of the Optionee, and for purposes of this Agreement, a Permitted Transferee of an Optionee shall be deemed to be the Optionee. The terms of an Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee. A "Permitted Transferee" means Optionee's immediate family, trusts solely for the benefit of such family members and partnerships in which such family members and/or trusts are the only partners. For this purpose, immediate family of a person means the person's spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren.

     8. Adjustment By Stock Split, Stock Dividend, Etc. If at any time the Company increases or decreases the number of its outstanding shares of common stock, or changes in any way the rights and privileges of such shares, by means of the payment of a stock dividend or the making of any other distribution on such shares payable in its common stock, or through a stock split or subdivision of shares, or a consolidation or combination of shares, or through a reclassification or recapitalization involving its common stock, the numbers, rights and privileges of the shares of common stock included in the Option shall be increased, decreased or changed in like manner as if such shares had been issued and outstanding, fully paid and nonassessable at the time of such occurrence.

     9. Merger Or Consolidation.

        (a) Upon the occurrence of any of the following events, and subject to the 30-day period provided for in Subsection 9(b), the Option shall automatically terminate and be of no further force or effect whatever if and only if the notice described in Subsection 9(b) has been given to Optionee: (i) the merger or consolidation of the Company with one or more other corporations, regardless of which entity survives the transaction; (ii) the dissolution or liquidation of the Company; (iii) the appointment of a receiver for all, or substantially all, of the Company's assets or business; (iv) the appointment of a trustee for the Company after a petition has been filed for the Company's reorganization under applicable statutes; or (v) the sale, lease or exchange of all, or substantially all, of the Company's assets and business.

        (b) If any of the events described in clauses (i), (ii), (iii), (iv), or
(v) of Subsection 9(a) occurs, then the Company, at the Company's option, may cause the Option to terminate and be of no further force or effect whatever if the Company gives written notice to the Optionee at least 30 days prior to the occurrence of any such event. After receipt of such notice, the Optionee may at any time before the occurrence of the event requiring the giving of notice exercise the unexercised portion of the Option as to all the shares covered thereby and without regard to the restrictions set forth in Subparagraphs 3(a) and 3(b), except that the portion of the Option thereby becoming exercisable that shall be considered an incentive stock option shall be subject to the limitations of Section 16 of the Plan. Notwithstanding the foregoing, if the notice given under this Subsection 9(b) is given fewer than 30 days prior to occurrence of the event, then the Option shall not terminate pursuant to Subsection 9(a), and may be exercised, until 30 days after the date on which the notice was given. If no notice shall be given with respect to a transaction described in clauses (i), (ii), or (v) of Subsection 9(a), the provisions of Subsection 9(a) shall not apply and the Option shall not terminate until the termination is pursuant to Subsection 9(a) or any other applicable provision of this Agreement. Notice pursuant to this Subsection 9(b) shall be given pursuant to the provisions of Section 14 of this Agreement.

     10. Registration Rights. Optionee shall have no registration rights unless otherwise agreed by the Company.

     11. Common Stock To Be Received Upon Exercise. Optionee understands that
(a) the Company is under no obligation to register the issuance of the Option Shares, and (b) in the absence of any such registration, the Option Shares cannot be sold unless they are sold pursuant to an exemption from registration under the 1933 Act. Optionee also understands that with respect to Rule 144, routine sales of securities made in reliance upon such Rule can be made only in limited amounts in accordance with the terms and conditions of the Rule, and that in cases in which the Rule is inapplicable, compliance with either Regulation A or another disclosure exemption under the 1933 Act will be required. Thus, the Option Shares will have to be held indefinitely in the absence of registration under the 1933 Act or an exemption from registration.

         Furthermore, the Optionee fully understands that issuance of the Option Shares will not be registered under the 1933 Act and that, because the issuance of the Option Shares will not be registered, the Option Shares will be issued in reliance upon an exemption which is available only if Optionee acquires such shares for investment and not with a view to distribution. Optionee is familiar with the phrase "acquired for investment and not with a view to distribution" as it relates to the 1933 Act and the special meaning given to such term in various releases of the Securities And Exchange Commission.

     12. Privilege Of Ownership. Optionee shall not have any of the rights of a stockholder with respect to the shares covered by the Option except to the extent that one or more certificates for such shares shall be delivered to him upon exercise of the Option.

     13. Relationship To Employment Or Position. Nothing contained in this Agreement (i) shall confer upon the Optionee any right with respect to employment or continuance of service as a director of the Company, or (ii) shall interfere in any way with the right of the Company at any time to remove Optionee as a director of the Company or determine not to nominate Optionee for an additional term as a director.

     14. Notices. All notices, requests, demands, directions and other communications ("Notices") concerning this Agreement shall be in writing and shall be mailed or delivered personally or sent by telecopier or facsimile to the applicable party at the address of such party set forth below in this
Section 14. When mailed, each such Notice shall be sent by first class, certified mail, return receipt requested, enclosed in a postage prepaid wrapper, and shall be effective on the fifth business day after it has been deposited in the mail. When delivered personally, each such Notice shall be effective when delivered to the address for the respective party set forth in this Section 14, provided that it is delivered on a business day and further provided that it is delivered prior to 5:00 p.m., local time of the party to whom the notice is being delivered, on that business day; otherwise, each such Notice shall be effective on the first business day occurring after the Notice is delivered. When sent by telecopier or facsimile, each such Notice shall be effective on the day on which it is sent provided that it is sent on a business day and further provided that it is sent prior to 5:00 p.m., local time of the party to whom the Notice is being sent, on that business day; otherwise, each such Notice shall be effective on the first business day occurring after the Notice is sent. Each such Notice shall be addressed to the party to be notified as shown below:

         (a)                     if to the Company:
                                 InfoSonics Corporation 5880
                                 Pacific Center Drive San
                                 Diego, California 92121
                                 Facsimile No. (858)
                                 373-1503 Attention:
                                 President

         (b) if to the Optionee: ________________
                                 At the address set forth on the signature page of this Agreement

         Either party may change its respective address for purposes of this
Section 14 by giving the other party Notice of the new address in the manner set forth above.

     15. General Provisions. This instrument (a) contains the entire agreement between the parties, (b) may not be amended nor may any rights hereunder be waived except by an instrument in writing signed by the party sought to be charged with such amendment or waiver, (c) shall be construed in accordance with, and governed by the laws of California, except where conflicts of law rules require the application of Maryland law, and (d) shall be binding upon and shall inure to the benefit of the parties and their respective personal representatives and assigns, except as above set forth. All pronouns contained herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural as the identity of the parties hereto may require.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the dates set forth below.

                                            INFOSONICS CORPORATION


Date:____________________                   By:________________________________

                                            ___________________________________
                                            Printed Name And Title


                                            OPTIONEE



Date:____________________                   ___________________________________

                                    EXHIBIT A
                                    ---------
                           (To InfoSonics Corporation
                             Stock Option Agreement)

                             INFOSONICS CORPORATION

                   NOTICE AND AGREEMENT OF EXERCISE OF OPTION

     I hereby exercise my InfoSonics Corporation Stock Option dated as of __________ as to ________ shares of the $.001 par value common stock (the "Option Shares") of InfoSonics Corporation (the "Company") at a purchase price of $____ per share. The total exercise price for these Option Shares is $________. Enclosed is payment in the form of ___________________.

     Enclosed is the payment specified in Paragraph 4 of my Option Agreement.

     I understand that no Option Shares will be issued unless and until, in the opinion of the Company, there has been full compliance with any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or any regulatory bodies having jurisdiction over such issuance and delivery. I hereby acknowledge, represent, warrant and agree, to and with the Company as follows:

     a. The Option Shares I am purchasing are being acquired for my own account for investment purposes only and with no view to their resale or other distribution of any kind, and no other person (except, if I am married, my spouse) will own any interest therein. (Note: This provision to be included only if issuance of Option Shares is not registered at the time of exercise.)

     b. I will not sell or dispose of my Option Shares in violation of the Securities Act of 1933, as amended, or any other applicable federal or state securities laws.

     c. I agree that the Company may, without liability for its good faith actions, place legend restrictions upon my Option Shares and issue "stop transfer" instructions requiring compliance with applicable securities laws and the terms of my Option.

     d. I will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

     e. If and so long as I am subject to reporting requirements under Section 16(a) of the 1934 Act), I recognize that any sale by me or my immediate family of the Company's $.001 par value common stock may create liability for me under Section 16(b) of the 1934 Act ("Section 16(b)"). Therefore, I have consulted with my counsel regarding the application of Section 16(b) to this exercise of my Option.

     f. I will consult with my counsel regarding the application of Section 16(b) before I make any sale of the Company's $.001 par value common stock, including the Option Shares, and I will furnish the Company with a copy of each Form 4 or Form 5 filed by me and will timely file all reports that I may be required to file under the federal securities laws.

The number of Option Shares specified above are to be issued in the name or names set forth below in the left-hand column.


-----------------------------               -----------------------------------
(Print Your Name)                           Signature


-----------------------------               -----------------------------------
(Optionee - Print Name of Spouse            Address
if you wish joint registration)
                                            -----------------------------------
                                            City, State and Zip Code